Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2019	2018	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$10,480	$10,227	$253	2.5%
International Package	3,459	3,533	(74)	(2.1)%
Supply Chain & Freight	3,221	3,353	(132)	(3.9)%
Total revenue	17,160	17,113	47	0.3%

Operating expenses:
Compensation and benefits	9,317	9,045	272	3.0%
Other	6,449	6,548	(99)	(1.5)%
Total operating expenses	15,766	15,593	173	1.1%

Operating profit:
U.S. Domestic Package	666	756	(90)	(11.9)%
International Package	528	594	(66)	(11.1)%
Supply Chain & Freight	200	170	30	17.6%
Total operating profit	1,394	1,520	(126)	(8.3)%

Other income (expense):
Other pension income (expense)	191	285	(94)	(33.0)%
Investment income and other	24	9	15	166.7%
Interest expense	(169)	(153)	(16)	10.5%
Total other income (expense)	46	141	(95)	(67.4)%

Income before income taxes	1,440	1,661	(221)	(13.3)%

Income tax expense (benefit)	329	316	13	4.1%

Net income	$1,111	$1,345	$(234)	(17.4)%

Net income as a percentage of revenue	6.5%	7.9%

Per share amounts:
Basic earnings per share	$1.28	$1.55	$(0.27)	(17.4)%
Diluted earnings per share	$1.28	$1.55	$(0.27)	(17.4)%

Weighted-average shares outstanding:
Basic	866	866	—	0.0%
Diluted	869	870	(1)	(0.1)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$694	$756	$(62)	(8.2)%
International Package (1)	$612	$594	$18	3.0%
Supply Chain & Freight (1)	$211	$170	$41	24.1%
Total operating profit (1)	$1,517	$1,520	$(3)	(0.2)%

Income before income taxes (1)	$1,563	$1,661	$(98)	(5.9)%
Net income (2)	$1,204	$1,345	$(141)	(10.5)%

Basic earnings per share (2)	$1.39	$1.55	$(0.16)	(10.3)%
Diluted earnings per share (2)	$1.39	$1.55	$(0.16)	(10.3)%

(1) 2019 operating profit and consolidated income before income taxes exclude the impact of $123 million of transformation strategy costs, that reflect costs and other employee benefits of $106 million and other costs of $17 million. These costs are allocated between the U.S. Domestic Package segment ($28 million), International Package segment ($84 million) and Supply Chain & Freight segment ($11 million).

(2) 2019 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $93 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2019	2018	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$1,841	$1,784	$57	3.2%
Deferred	1,089	1,069	20	1.9%
Ground	7,550	7,374	176	2.4%
Total U.S. Domestic Package	10,480	10,227	253	2.5%
International Package:
Domestic	690	716	(26)	(3.6)%
Export	2,631	2,672	(41)	(1.5)%
Cargo and Other	138	145	(7)	(4.8)%
Total International Package	3,459	3,533	(74)	(2.1)%
Supply Chain & Freight:
Forwarding	1,416	1,605	(189)	(11.8)%
Logistics	832	782	50	6.4%
Freight	773	777	(4)	(0.5)%
Other	200	189	11	5.8%
Total Supply Chain & Freight	3,221	3,353	(132)	(3.9)%
Consolidated	$17,160	$17,113	$47	0.3%

Consolidated volume (in millions)	1,246	1,241	5	0.4%

Operating weekdays	63	64	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,563	1,437	126	8.8%
Deferred	1,384	1,297	87	6.7%
Ground	13,684	13,545	139	1.0%
Total U.S. Domestic Package	16,631	16,279	352	2.2%
International Package:
Domestic	1,688	1,670	18	1.1%
Export	1,451	1,446	5	0.3%
Total International Package	3,139	3,116	23	0.7%
Consolidated	19,770	19,395	375	1.9%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.70	$19.40	$(0.70)	(3.6)%
Deferred	12.49	12.88	(0.39)	(3.0)%
Ground	8.76	8.51	0.25	2.9%
Total U.S. Domestic Package	10.00	9.82	0.18	1.8%
International Package:
Domestic	6.49	6.70	(0.21)	(3.1)%
Export	28.78	28.87	(0.09)	(0.3)%
Total International Package	16.79	16.99	(0.20)	(1.2)%
Consolidated	$11.08	$10.97	$0.11	1.0%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Three Months Ended				Currency
	March 31			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.49	$6.70	(3.1)%	$0.47	$6.96	3.9%
Export	28.78	28.87	(0.3)%	0.73	29.51	2.2%
Total International Package	$16.79	$16.99	(1.2)%	$0.59	$17.38	2.3%

Consolidated	$11.08	$10.97	1.0%	$0.09	$11.17	1.8%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Three Months Ended				Currency
	March 31			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Revenue (in millions):
U.S. Domestic Package	$10,480	$10,227	2.5%	$—	$10,480	2.5%
International Package	3,459	3,533	(2.1)%	117	3,576	1.2%
Supply Chain & Freight	3,221	3,353	(3.9)%	19	3,240	(3.4)%
Total revenue	$17,160	$17,113	0.3%	$136	$17,296	1.1%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Three Months Ended				Currency
	March 31				Neutral
	2019*	2018	% Change	Currency	2019**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$694	$756	(8.2)%	$—	$694	(8.2)%
International Package	612	594	3.0%	(4)	608	2.4%
Supply Chain & Freight	211	170	24.1%	1	212	24.7%
Total operating profit	$1,517	$1,520	(0.2)%	$(3)	$1,514	(0.4)%
* Amounts adjusted for transformation strategy costs
** Amounts adjusted for transformation strategy costs and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data -First Quarter
(unaudited)

	Three Months Ended
	March 31
	2019	2018	Change	% Change
LTL revenue (in millions)	$635	$661	$(26)	(3.9)%
LTL revenue per LTL hundredweight	$26.10	$24.76	$1.34	5.4%

LTL shipments (in thousands)	2,183	2,468	(285)	(11.5)%
LTL shipments per day (in thousands)	34.7	38.6	(3.9)	(10.1)%

LTL gross weight hauled (in millions of pounds)	2,433	2,670	(237)	(8.9)%
LTL weight per shipment (in pounds)	1,115	1,082	33	3.0%

Operating weekdays	63	64	(1)	(1.6)%

Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2019	2018	Change	% Change
(in millions)
Repairs and maintenance	$434	$434	$—	0.0%
Depreciation and amortization	568	596	(28)	(4.7)%
Purchased transportation	2,966	3,145	(179)	(5.7)%
Fuel	770	750	20	2.7%
Other occupancy	371	361	10	2.8%
Other expenses	1,340	1,262	78	6.2%
Total other operating expenses	$6,449	$6,548	$(99)	(1.5)%

Earnings Per Share and Share Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2019	2018
(amounts in millions, except per share data)
Numerator:
Net income	$1,111	$1,345

Denominator:
Weighted-average shares	860	861
Deferred compensation obligations	1	1
Vested portion of restricted units	5	4
Denominator for basic earnings (loss) per share	866	866

Effect of dilutive securities:
Restricted units	3	4
Stock options	—	—
Denominator for diluted earnings (loss) per share	869	870

Basic earnings per share	$1.28	$1.55

Diluted earnings per share	$1.28	$1.55

Detail of shares outstanding as of March 31, 2019:

Class A shares	163
Class B shares	697
Total shares outstanding	860

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets - March 31, 2019 and December 31, 2018
(unaudited)

	March 31, 2019	December 31, 2018
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$5,111	$5,035
Other current assets	9,793	11,175
Total Current Assets	14,904	16,210
Property, Plant and Equipment	55,365	54,488
Less accumulated depreciation and amortization	28,118	27,912
	27,247	26,576
Other Assets	9,910	7,230
	$52,061	$50,016

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	$13,209	$14,087
Long-Term Debt	20,377	19,931
Pension and Postretirement Benefit Obligations	8,270	8,347
Deferred Taxes, Credits and Other Liabilities	6,720	4,614
Shareowners' Equity	3,485	3,037
	$52,061	$50,016

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash
Preliminary
Year-to-Date
(amounts in millions)	March 31
Cash flows from operating activities	$2,277
Cash flows used in investing activities	(1,416)
Cash flows used in financing activities	(695)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	9
Net increase in cash, cash equivalents and restricted cash	$175

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (non-GAAP measures)
Preliminary
Year-to-Date
(amounts in millions)	March 31
Cash flows from operating activities	$2,277
Capital expenditures	(1,514)
Principal repayments of capital lease obligations	(4)
Adjusted Capital Expenditures (non-GAAP measure)	$(1,518)
Proceed from disposal of PP&E	4
Net change in finance receivables	10
Other investing activities	(16)
Adjusted Free cash flow (non-GAAP measure)	$757

Amounts are subject to reclassification.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - as of March 31, 2019
(unaudited)

Description	Owned and Capital Leases	Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-200	—	2	—	—
Boeing 767-300	59	—	13	—
Boeing 767-300BCF	3	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	37	5	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	10	—	18	—
Other	—	291	—	—

Total	249	298	31	—